UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 12, 2004
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                                VICOR CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                   0-18277                  04-2742817
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 (State or Other Jurisdiction      (Commission                (IRS Employer
       of Incorporation)            File Number)            Identification No.)


            25 Frontage Road, Andover, Massachusetts    01810
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            (Address of Principal Executive Offices) (Zip Code)


                                 (978) 470-2900
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On November 12, 2004, Vicor Corporation issued a press release. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

       Exhibit No.   Description
       -----------   -----------

          *99.1      Vicor Corporation's Press Release dated November 12, 2004.

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        *  Filed herewith.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     VICOR CORPORATION



Date: November 12, 2004                              By: /s/ Mark A. Glazer
                                                         ------------------
                                                         Mark A. Glazer
                                                         Chief Financial Officer






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                                  EXHIBIT INDEX


       Exhibit No.   Description
       -----------   -----------

          *99.1      Vicor Corporation's Press Release dated November 12, 2004.

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         *  Filed herewith.